Exhibit 10.1

                           ENNIS, INC.
                  REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of the 19th day of November, 2004, by and among Ennis, Inc., a Texas corporation (the "Company"), and each stockholder of Centrum Acquisition, Inc., a Delaware corporation ("Centrum"), listed on the signature pages hereto (each, a "Stockholder" and, collectively, the "Stockholders").

                            RECITALS

     A. The Company, Centrum and Midlothian Holdings LLC, a Delaware limited liability company ("Sub"), have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated June 25, 2004, as amended, pursuant to which Centrum will be merged (the "Merger") with and into Sub and the shares of capital stock of Centrum held by the Stockholders will be converted into Common Stock.

     B. It is a condition to Centrum's obligation to consummate the Merger Agreement that the Company enter into this Agreement.


                            AGREEMENT

      NOW, THEREFORE, in consideration of the premises, covenants and conditions set forth in this Agreement, the parties mutually agree as follows:

SECTION 1.     GENERAL

     1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

          "Common Stock" means the common stock, $2.50 par value, of the Company.

          "Company  Indemnity Agreement" means the Indemnity  and
     Restriction Agreement dated the date hereof among the Holders and the Company.

          "Crabar"    means   Crabar/GBF,   Inc.,   a    Delaware
     corporation.

          "Exchange  Act"  means the Securities Exchange  Act  of
     1934, as amended.

          "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

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          "Holder"  means any Person owning of record Registrable
     Securities  that  have not been sold to the  public  or  any
     assignee  of  record  of  such  Registrable  Securities   in
     accordance  with  Section  2.8  hereof,  including   without
     limitation the Stockholders and their respective permitted successors and assigns.

          "Holder  Indemnity Agreement" means the  Indemnity  and
     Restriction Agreement dated the date hereof among the Principal Holders, the Company and Sub.

          "Person" means any individual, trust, corporation, partnership, limited partnership, limited liability company or other business association or entity, court, governmental body or governmental agency.

          "Principal Holders" means Laurence Ashkin, Roger Brown,
     John McLinden and Arthur Slaven.

          "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "Registrable Securities" means Common Stock issued to the Stockholders in connection with the Merger.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.1, 2.2 and 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, Blue Sky fees and expenses, the expense of any auditor letter and any special audits incident to or required by any such registration, but shall specifically exclude Selling Expenses.

          "Rule  144"  means  Rule  144  promulgated  under   the
     Securities Act as in effect on the date hereof or any successor rule or regulation under the Securities Act subsequently adopted by the SEC.

          "SEC" or "Commission" means the Securities and Exchange
     Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Selling   Expenses"   shall  mean   all   underwriting
     discounts and selling commissions applicable to any sale hereunder and all fees and expenses of legal counsel to the Holders.

SECTION 2.     REGISTRATION

    2.1  Required Registration.

         (a) Registration Statement. The Company shall use its commercially reasonable

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efforts to prepare and file as promptly as practicable after  the
Effective Time (as defined in the Merger Agreement), but in no event later than fifteen (15) days after the Effective Time, with the SEC a registration statement on Form S-3 with respect to the Registrable Securities (the "Registration Statement") and to effect all such registrations, qualifications and compliances
(including,    without    limitation,    obtaining    appropriate
qualifications or exemptions under applicable state securities or
"blue   sky"  laws  and  compliance  with  any  other  applicable
governmental  or  securities law requirements or regulations)  as any Holder may reasonably request and that would permit or facilitate the sale of Registrable Securities in the open market (provided, however, that the Company shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction), and shall use its commercially reasonable efforts
so   that   such  Registration  Statement  and  all  other   such
registrations,   qualifications  and   compliances   may   become
effective  no later than sixty (60) days following the  Effective
Time.   Notwithstanding the foregoing, the Company shall  not  be
obligated to effect an underwritten registration statement.

         (b)  Effectiveness, Suspension Right, Lock-Up.

              (i) The Company will use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement and other applicable registrations, qualifications and compliances until the registration rights granted under this Section 2 terminate in accordance with Section
2.5 (the "Registration Effective Period"), and from time to time will amend or supplement the Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act, the Exchange Act and any applicable state securities statute or regulation, subject to the following limitations and qualifications.

              (ii) Following the date on which the Registration Statement is first declared effective, the Holders will be permitted (subject in all cases to Section 2.2 below) to offer and sell Registrable Securities during the Registration Effective Period in the manner described in the Registration Statement, provided that the Registration Statement remains effective and has not been suspended;

              (iii)  Notwithstanding any other provision of  this
Section 2.1 but subject to Section 2.2, the Company shall have the right at any time (but no more than three times in any twelve-month period) to require that all Holders suspend further open market offers and sales of Registrable Securities whenever, and only if, in the reasonable good faith judgment of the Company after receipt of advice from outside counsel there is or there is
reasonably   likely  to  be  in  existence  material  undisclosed
information   or  events  with  respect  to  the   Company   (the
"Suspension  Right").   In the event the  Company  exercises  the
Suspension Right, such suspension will continue only for the period of time reasonably necessary for disclosure to occur at a time that is not detrimental to the Company or its stockholders or until such time as the information or event is no longer material (but in no event more than 30 days), each as determined in good faith by the Company after receipt of advice from outside
counsel.   The Company will promptly give the Holders  notice  of
any such suspension and will use all commercially reasonable efforts to minimize the length of the suspension.

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               (iv)  Each  Holder  agrees, if  requested  by  the
Company and an underwriter of a public offering of securities of the Company, not to sell, assign, donate, pledge, encumber, hypothecate, grant an option to or otherwise transfer or dispose of, whether in privately negotiated or open market transactions, any Common Stock or other securities of the Company held by it during a period not to exceed one hundred twenty (120) days following the effective date of the registration statement relating to such underwritten public offering, provided that all executive officers and directors of the Company are subject to
substantially  identical  restrictions.   Upon  request  of   the
Company, each Holder will execute an agreement agreeing to the foregoing and containing other customary terms and conditions, and the Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of such period.

    2.2    Procedure  for  Sale  of  Shares  under   Registration
Statement.

           (a) Delivery of Prospectus. For any offer or sale of any of the Registrable Securities by a Holder in a transaction that is not exempt under the Securities Act, the Holder, in addition to complying with any other federal securities laws, shall deliver a copy of the final prospectus (or amendment of or supplement to such prospectus) of the Company covering the Registrable Securities in the form furnished to the Holder by the Company to the purchaser of any of the Registrable Securities on or before the settlement date for the purchase of such Registrable Securities.

           (b) Copies of Prospectuses. The Company shall furnish to each Holder a reasonable number of copies of the final prospectus (or amendment of or supplement to such prospectus) of the Company covering the Registrable Securities as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not as of the date of delivery to the Holder include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, in each case exclusive of information supplied by such Holder expressly for inclusion in the Registration Statement.

    2.3  Piggyback Registrations.

         (a) The Company shall notify all Holders in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to offerings of securities of the Company for the account of stockholders of the Company, but excluding the Registration Statement and registration statements on Forms S-4 and S-8) and will offer to include in such registration statement all of such Registrable Securities held by such Holder. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders in such notice. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after receipt of the above-described notice from the Company, so notify the Company in writing.

         (b) If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such

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registration  (i) creates a substantial risk that the  price  per share in such registration will be materially and adversely affected, or (ii) exceeds the number which can be reasonably sold in such offering, then the number of shares that may be included in the underwriting shall be allocated, first, to the Company if the Company, and not a stockholder, initiated the filing of the registration statement; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders desiring to participate in the registration and underwriting pursuant to the terms of this Section 2.3; and third, to any other stockholder of the Company participating in such underwritten offering on a pro rata basis based on the number of shares that all such stockholders desire to register.

         (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration. The Registration Expenses of such withdrawn registration  shall  be borne by the Company in  accordance  with
Section 2.4 hereof.

         (d) The Holders, as a group, shall be limited to only one right to include Registrable Securities in a Company registration statement under Section 2.3(a). The Holders shall only have the "piggyback" registration rights provided in Section 2.3(a) with respect to the first registration statement for which the Company provides notice to the Holders under Section 2.3(a), and the Holders' "piggyback" registration rights shall terminate upon such registration statement becoming effective if all Registrable Securities that the Holders have notified the Company pursuant to Section 2.3(a) they wish to include in a registration statement are included; provided, however, that if the Holders are prevented, pursuant to Section 2.3(b), from including all Registrable Securities that they have notified the Company pursuant to Section 2.3(a) they wish to include in a registration statement, the Holders' "piggyback" registration rights shall remain in effect until all Registrable Securities that the Holders have notified the Company pursuant to Section 2.3(a) they wish to include in a registration statement have been included in one or more effective registration statements under this Section 2.3.

     2.4 Expenses of Registration. Except as provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 or any registration under Section 2.3 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

     2.5 Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect as to any Holder at such time as such Holder is free to sell all Registrable Securities held by such Holder pursuant to paragraph (k) of Rule 144 under the Securities Act or a comparable exemption from registration that enables the Holder to sell all Registrable Securities held by such Holder without registration and without restriction as to the manner of sale or otherwise.

     2.6 Delay of Registration; Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the

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Registrable  Securities held by them and the intended  method  of disposition of such securities as reasonably shall be required to effect the registration of their Registrable Securities.

     2.7    Indemnification.   In  the  event   any   Registrable
Securities are included in a registration statement under Section
2.1 or 2.3 or in the registration statement on Form S-4 relating to the Merger:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will promptly reimburse to each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration or for incorporation by reference in such registration statement by Centrum, Crabar or such Holder, partner, member, officer, director, underwriter or controlling person of such Holder in writing; and provided further that the indemnification obligations of the Company under this Section 2.7 shall be subject to the procedures and the monetary, time and other limitations and terms and conditions set forth in the Company Indemnity Agreement.

         (b) To the extent permitted by law, each Principal Holder severally and jointly will, if Registrable Securities held by any Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, members, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or such other Holder, or partner, member, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any

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Violation,  in each case to the extent (and only to  the  extent)
that  such  Violation occurs in reliance upon and  in  conformity with information furnished by Centrum, Crabar or any Holder in writing to the Company expressly for use in connection with such
registration   or   for  incorporation  by  reference   in   such
registration statement; and each Principal Holder severally and jointly will promptly reimburse to the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, member, officer, director or controlling
person   of  such  other  Holder  any  legal  or  other  expenses
reasonably   incurred   by   such  party   in   connection   with
investigating   or  defending  any  such  loss,  claim,   damage,
liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnification obligations of the Principal Holders under this Section 2.7 shall be subject to the procedures and the monetary, time and other limitations and terms and conditions set forth in the Holder Indemnity Agreement.

           (c)  If  the  indemnification  provided  for  in  this
Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that the contribution obligations of the Company and the Principal Holders under this Section 2.7(c) shall be subject to the procedures and the monetary, time and other limitations and terms and conditions set forth in the Company Indemnity Agreement and the Holder Indemnity Agreement, respectively.

           (d) The obligations of the Company and Principal Holders under this Section 2.7 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement, subject to the terms and conditions of the Company Indemnity Agreement and the Holder Indemnity Agreement, respectively.

     2.8 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this
Section 2 may be assigned by a Holder to a transferee of Registrable Securities that is: (a) the estate of such Holder, or the spouse, siblings or lineal descendants of such Holder, or such Holder's spouse's siblings or lineal descendants or trusts for the benefit of any of the foregoing; (b) a trust or individual who or which, directly or indirectly through one or more intermediaries, is controlled by or under common control with such Holder or which controls, directly or indirectly through one or more intermediaries, such Holder; (c) a trust for the benefit of any of the foregoing; or (d) any other lawful transferee of all, but not less than all, of such Holder's Registrable Securities; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and

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address  of  such transferee or assignee and the securities  with respect to which such registration rights are being assigned  and
(ii)  such  transferee shall agree to become a party  to  and  be
subject  to  all  restrictions set forth in this Agreement.   For
purposes of this Section 2.8, the terms "control", "controlled" and "common control with" mean the ability, whether by the direct or indirect ownership of voting securities or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing or general partner of a partnership or limited partnership, respectively, or otherwise to select a majority of those persons exercising
governing   authority   over  an  entity.   Notwithstanding   the
foregoing and for the avoidance of doubt, a pledge, collateral assignment or other similar arrangement shall not be restricted under this Agreement in any manner and neither the Holder nor the secured party (or creditor) party to such pledge, collateral assignment or other similar arrangement shall be required to comply with the provisions of the immediately preceding proviso
in   the  absence  of  a  foreclosure  or  other  realization  of collateral with respect to such pledge, collateral assignment or other similar arrangement.

     2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times the Company agrees to:

           (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

           (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

           (c) furnish to each Holder promptly upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the
Commission allowing such holder to sell any Registrable Securities without registration.

     2.10  Representation  and Warranties of  the  Company.   The
Company represents and warrants as follows:

           (a) The  execution, delivery and performance  of  this
Agreement by the Company have been duly authorized by; all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, Certificate of Incorporation of the Company or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

           (b)  This   Agreement  has  been  duly  executed   and
delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance

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with  its  terms  except  as enforceability  may  be  limited  by
bankruptcy,  insolvency,  reorganization,  moratorium  or   other
similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the provisions of Section 2.7 may be deemed to conflict with public policy.

SECTION 3.     MISCELLANEOUS

     3.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

     3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto; provided, however, that prior to the receipt by the Company of written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     3.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner with regard to the subject matter hereof by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     3.4 Severability. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     3.5  Amendment and Waiver.

          (a)  This  Agreement may be amended  or  modified  only
upon  the  written consent of the Company and the Holders  of  at
least   two-thirds  (66  2/3%)  of  the  Registrable  Securities,
including all of the Principal Holders.

          (b) The obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.

     3.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's

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
part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     3.7 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given by delivery by hand, by mail (registered or certified mail, postage prepaid, return receipt requested) or by telex as follows:

          If to the Company:

               Ennis, Inc.
               2441 Presidential Pkwy
               Midlothian, TX  76065
               Attention:  Keith S. Walters
                    Chairman, President and CEO
               Telecopy:  (972) 775.9820

           and an additional copy to (but which shall not constitute notice to Company):

               Kirkpatrick & Lockhart LLP
               2828 N. Harwood Street
               Suite 1800
               Dallas, Texas  75201
               Attention:  Norman R. Miller, Esq.
               Telecopy:  (214) 939-4949

          If to the Holders (on behalf of all Holders):

               c/o Centrum Properties, Inc.
               225 W. Hubbard St, Suite 4th Fl.
               Chicago, IL  60606
               Attention:  John McLinden
               Telecopy: (312) 832-2525

     with a copy to (but which shall not constitute notice to Holders):

               Gardner Carton & Douglas LLP
               191 N. Wacker Drive
               Suite 3700
               Chicago, Illinois  60606-1698
               Attention:  Kenneth Hartmann, Esq.
               Telecopy:  (312) 569-3000

     or to such other address as any party may have furnished to the other in writing in accordance herewith.

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
     3.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     3.10   Aggregation  of  Stock.   All  of   the   Registrable
Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.





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
      IN WITNESS WHEREOF, the parties hereto have executed this REGISTRATION RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                         HOLDERS:

ENNIS, INC.
                                 /s/ Laurence Ashkin
                                 Laurence Ashkin
By:   /s/ Keith S. Walters
Name: Keith S. Walters
Title: Chairman, President and   /s/ Roger Brown
       CEO                       Roger Brown



                                 /s/ Arthur Slaven
                                 Arthur Slaven



                                 /s/ John McLinden
                                 John McLinden



                                 /s/ Jane Slaven
                                 Jane Slaven



                                 /s/ Barbara S. McLinden
                                 Barbara S. McLinden, as Trustee
                                 of the Barbara S. McLinden 2004
                                 Trust


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


                                 /s/ Laurence Ashkin
                                 Laurence Ashkin, as Trustee of
                                 the Evan Ashkin Trust


                                 /s/ Laurence Ashkin
                                 Laurence Ashkin, as Trustee of
                                 the Gary Ashkin Trust


                                 /s/ Laurence Ashkin
                                 Laurence Ashkin, as Trustee of
                                 the Nancy Smith Trust


                                 /s/ Arthur Slaven
                                 Arthur Slaven, as Trustee of
                                 the Michael Slaven Trust


                                 /s/ Arthur Slaven
                                 Arthur Slaven, as Trustee of
                                 the Peter L. Slaven Grantor
                                 Trust







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